                                                                    Exhibit 23.6

                                  CONSENT FORM

I, Yoram Bronicki, hereby consent to the inclusion of my name as a nominee director of Ormat Technologies Inc. (the "company") and to the inclusion of my biographical information in the company's Registration Statement on Form S-1
(File No. 333-117527) filed with the Securities Exchange Commission.

Date: October 15, 2004

Name: Yoram Bronicki

Signature: /s/ Yoram Bronicki
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